                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MUNIYIELD FLORIDA FUND
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 19, 1996

TO THE SHAREHOLDERS OF MUNIYIELD FLORIDA FUND

     Notice is hereby given that the 1996 Annual Meeting of Shareholders (the 'Meeting') of MuniYield Florida Fund (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 10:30 A.M. for the following purposes:

          (1) To elect a Board of Trustees to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on July 25, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 5, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                          By Order of the Board of Trustees

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: August 2, 1996

                                PROXY STATEMENT

                            ------------------------

                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 19, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of MuniYield Florida Fund, a Massachusetts business trust (the 'Fund'), to be voted at the 1996 Annual Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 10:30 A.M. The approximate mailing date of this Proxy Statement is August 7, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Trustees has fixed the close of business on July 25, 1996 as the record date (the 'Record Date') for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 7,858,776 shares of beneficial interest, par value $.10 per share ('Common Shares'), and 2,200 auction market preferred shares, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Common Shares or five percent of the outstanding AMPS.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF TRUSTEES

     At the Meeting, the Board of Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Trustees to be elected by holders of AMPS; and

          (2) All proxies of the holders of Common Shares and AMPS, voting together as a class, in favor of the four (4) persons designated as Trustees to be elected by holders of Common Shares and AMPS.

     The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                    OWNED ON THE
                                                                                                    RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                       --------------
                                                       DURING PAST FIVE YEARS           TRUSTEE    COMMON
           NAME AND ADDRESS              AGE        AND PUBLIC DIRECTORSHIPS(1)          SINCE     SHARES    AMPS
- --------------------------------------   ---   --------------------------------------   -------    ------    ----
Joseph L. May(1)(2) ..................   67    Attorney in private practice since         1992        0        0
  424 Church Street                              1984; President, May and Athens
  Suite 2000                                     Hosiery Mills Division, Wayne-
  Nashville, Tennessee 37219                     Gossard Corporation from 1954 to
                                                 1983; Vice President, Wayne-Gossard
                                                 Corporation from 1972 to 1983;
                                                 Chairman, The May Corporation
                                                 (personal holding company) from 1972
                                                 to 1983; Director, Signal Apparel
                                                 Co. from 1972 to 1989.

Andre F. Perold(1)(2) ................   44    Professor, Harvard Business School         1992        0        0
  Morgan Hall                                    since 1989 and Associate Professor
  Soldiers Field                                 from 1983 to 1989; Trustee, The

  Boston, Massachusetts 02163                    Common Fund since 1989; Director,
                                                 Quantec Limited since 1991 and TIBCO
                                                 since 1994.

TO BE ELECTED BY HOLDERS OF COMMON SHARES AND AMPS, VOTING TOGETHER AS A SINGLE CLASS:
                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                    OWNED ON THE
                                                                                                    RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                       --------------
                                                       DURING PAST FIVE YEARS           TRUSTEE    COMMON
           NAME AND ADDRESS              AGE        AND PUBLIC DIRECTORSHIPS(1)          SINCE     SHARES    AMPS
- --------------------------------------   ---   --------------------------------------   -------    ------    ----

James H. Bodurtha(1)(2) ..............   52    Chairman and Chief Executive Officer,      1995        0        0
  124 Long Pond Road                             China Enterprise Management
  Plymouth, Massachusetts 02360                  Corporation since 1993; Chairman,
                                                 Berkshire Corporation since 1980;
                                                 Partner, Squire, Sanders & Dempsey
                                                 from 1980 to 1993.

Herbert I. London(1)(2) ..............   57    Dean, Gallatin Division of New York        1992        0        0
  113-115 University Place                       University from 1978 to 1993; John
  New York, New York 10003                       M. Olin Professor of Humanities, New
                                                 York University since 1993 and
                                                 Professor thereof since 1980;
                                                 Distinguished Fellow, Herman Kahn
                                                 Chair, Hudson Institute from 1984 to
                                                 1985; Trustee, Hudson Institute
                                                 since 1980; Overseer, Center for
                                                 Naval Analyses from 1983 to 1993;
                                                 Director, Damon Corp. from 1991 to
                                                 1993; Limited Partner, Hypertech
 LP since 1996.

Robert R. Martin(1)(2) ...............   69    Chairman and Chief Executive Officer,      1993        0        0
  513 Grand Hill                                 Kinnard Investments, Inc. from 1990
  St. Paul, Minnesota 55102                      to 1993; Executive Vice President,
                                                 Dain Bosworth from 1974 to 1989;
                                                 Director, Carnegie Capital
                                                 Management from 1977 to 1985 and
                                                 Chairman thereof in 1979; Director,
                                                 Securities Industry Association from
                                                 1981 to 1982 and Public Securities
                                                 Association from 1979 to 1980;
                                                 Director, WTC Industries, Inc. from

 1994 to 1996 and Chairman thereof in
 1994; Trustee, Northland College
 since 1992.

                                                                                                       SHARES
                                                                                                    BENEFICIALLY
                                                                                                    OWNED ON THE
                                                                                                    RECORD DATE
                                                       PRINCIPAL OCCUPATIONS                       --------------
                                                       DURING PAST FIVE YEARS           TRUSTEE    COMMON
           NAME AND ADDRESS              AGE        AND PUBLIC DIRECTORSHIPS(1)          SINCE     SHARES    AMPS
- --------------------------------------   ---   --------------------------------------   -------    ------    ----
Arthur Zeikel(1)* ....................   64    President of Fund Asset Management,        1992        0        0
  P.O. Box 9011                                  L.P. ('FAM') (which term as used
  Princeton, New Jersey                          herein includes its corporate
  08543-9011                                     predecessors) since 1977; President
                                                 of MLAM (which term as used herein
                                                 includes its corporate predecessors)
                                                 since 1977; President and Director
                                                 of Princeton Services, Inc.
                                                 ('Princeton Services') since 1993;
                                                 Executive Vice President of Merrill
                                                 Lynch & Co., Inc. ('ML&Co.') since
                                                 1990; Director of Merrill Lynch
                                                 Funds Distributor, Inc. ('MLFD')
                                                 since 1977.

- ------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Trustees, below.

(2) Member of Audit Committee of the Board of Trustees.

  * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committee and Board of Trustees Meetings. The Board of Trustees has a standing Audit Committee, which consists of Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties. The Board of Trustees does not have a nominating committee.


     During the fiscal year ended October 31, 1995, the Board of Trustees held five meetings and the Audit Committee held four meetings. All of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and, if a member, the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Trustees. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Trustees of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Trustee not affiliated with FAM (each an 'unaffiliated Trustee') a fee of $2,500 per year plus $250 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the unaffiliated Trustees, a fee of $500 per year plus $125 per meeting attended, together with such Trustee's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $23,571 for the fiscal year ended October 31, 1995.

     The following table sets forth for the fiscal year ended October 31, 1995 compensation paid by the Fund to the unaffiliated Trustees and, for the year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the unaffiliated Trustees.


                                                                                       AGGREGATE COMPENSATION FROM
                                                          PENSION OR RETIREMENT             FUND AND FAM/MLAM
      NAME OF                            COMPENSATION    BENEFITS ACCRUED AS PART         ADVISED FUNDS PAID TO
      TRUSTEE                             FROM FUND          OF FUND EXPENSES                  TRUSTEES(1)
      -------                            ------------    ------------------------    -------------------------------
James H. Bodurtha                           $1,625                 None                         $ 157,500*
Herbert I. London                            4,500                 None                           157,500
Robert R. Martin                             4,500                 None                           157,500
Joseph L. May                                4,500                 None                           157,500
Andre F. Perold                              4,500                 None                           157,500

- ------------------
  * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1995 and had attended all Board and Audit Committee meetings held during the year. Mr. Bodurtha was elected to the Fund's Board of Trustees effective
    June 23, 1995.
(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

     Officers of the Fund. The Board of Trustees has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
                          NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
- ---------------------------------------------------------------------------------   ---------------   ---    -------
Arthur Zeikel ...................................................................      President      64       1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.

Terry K. Glenn ..................................................................      Executive      55       1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     Vice President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.


Vincent R. Giordano .............................................................     Senior Vice     51       1992
  Portfolio Manager of FAM and MLAM since 1977 and Senior Vice President of FAM        President
  and MLAM since 1984; Senior Vice President of Princeton Services since 1993;
  Vice President of MLAM from 1980 to 1984.

Kenneth A. Jacob ................................................................   Vice President    45       1992
  Vice President of MLAM since 1984.

Donald C. Burke .................................................................   Vice President    36       1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

Robert A. DiMella...............................................................    Assistant Vice    29       1995
  Assistant Vice President since 1995; Assistant Portfolio Manager of MLAM from       President
  1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisors from 1991 to 1993; Research Associate with Prudential Investment Corporation from 1989 to 1992.

Gerald M. Richard ...............................................................      Treasurer      47       1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.

Mark B. Goldfus .................................................................      Secretary      49       1992
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At the Record Date, the Trustees and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Trustee of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Trustees of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Trustee nominees and 'FOR' the ratification of D&T as independent auditors.

     With respect to Item 1, 'Election of Trustees,' holders of AMPS are entitled to elect two Trustees and holders of Common Shares and AMPS, voting together as a single class, are entitled to elect the remaining Trustees. Assuming a quorum is present, (i) election of the two Trustees to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Trustees will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of a majority of the votes cast by the holders of Common Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned to the Fund but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1996 TO ANY SHAREHOLDER UPON REQUEST. Such requests should be directed to MuniYield Florida Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, or to 1-800-456-4587, ext. 123.

SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1997 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by April 4, 1997.

                                          By Order of the Board of Trustees

                                          MARK B. GOLDFUS
                                          Secretary

Dated: August 2, 1996

                                                   AUCTION MARKET
                                                 PREFERRED SHARES

                      MUNIYIELD FLORIDA FUND
                          P.O. Box 9011
                 Princeton, New Jersey 08543-9011

                            P R O X Y

    This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
    B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of shareholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                 (Continued and to be signed on the reverse side)

Please mark boxes / / or /X/   in blue or black ink.

1.  ELECTION OF TRUSTEES         FOR all nominees listed below         WITHHOLD AUTHORITY
                                 (except as marked to the              to vote for all nominees
                                 contrary below) / /                   listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR / /       AGAINST / /        ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                     Please sign exactly as name appears
                                     hereon.  When shares are held by joint
                                     tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated: __________________________, 1996

                                     X _____________________________________
                                                       Signature
                                     X _____________________________________
                                               Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                              COMMON SHARES

                          MUNIYIELD FLORIDA FUND
                               P.O. Box 9011
                     Princeton, New Jersey 08543-9011

                                 P R O X Y

        This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
    B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of shareholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.


                           (Continued and to be signed on the reverse side)

Please mark boxes / /  or /X/ in blue or black ink.

1.  ELECTION OF TRUSTEES          FOR all nominees listed below       WITHHOLD AUTHORITY
                                  (except as marked to the            to vote for all nominees
                                  contrary below) / /                 listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR / /       AGAINST / /        ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                     Please sign exactly as name appears
                                     hereon.  When shares are held by joint
                                     tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated: __________________________, 1996

                                     X _____________________________________
                                                      Signature

                                     X _____________________________________
                                              Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

- --------------------------------------------------------------------------------

         BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY YOU MAY SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATION COSTS.

- --------------------------------------------------------------------------------

         THE ENCLOSED PROXY CARD HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A SHAREHOLDER ON THE RECORD DATE.

         IT IS IMPORTANT THAT YOU VOTE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

- --------------------------------------------------------------------------------